                                                                   Exhibit 32.02

                                  Certification

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                    (Subsections (a) and (b) of Section 1350,
                   Chapter 63 of Title 18, United States Code)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Interactive Systems Worldwide Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that the Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004 (the "Form 10-QSB") of the Company fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 17, 2004

                                         By: /s/ James McDade
                                             ---------------------------
                                             James McDade
                                             Chief Financial Officer

         The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
Section 1350, Chapter 63 of Title 18, United States Code).